Simmons First National Corporation

NASDAQ-GS: SFNC

Acquisition of

Ozark Trust and Investment Corporation (OTIC)
and its wholly owned subsidiary -- Trust Company of the Ozarks (TCO)

April 29, 2015

Forward-Looking Statement

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Forward looking statements regarding the Ozark Trust and Investment Corporation acquisition are based on currently available information. Actual results could differ materially after the consummation of this acquisition. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

TCO
TRUST COMPANY
of the OZARKS

Transaction Overview

• **Structure:**	Simmons to acquire 100% of OTIC's stock
• **Purchase Price:**	$20.7 million (1)
• **Consideration:**	75% stock and 25% cash (1)
• **Accretive to earnings:**	$0.01 to $0.02 per share
• **Approval:**	OTIC's shareholder approval
• **Expected closing:**	Q3-2015

Transaction Multiples (1):

• Price / 2014 Revenue	3.4X
• Price / 2014 EBITDA	10.2X
• Price / 2014 Net Income	16.9X
• Price / AUM	2.0%

(1) Net purchase price is $20.0 million (less SFNC's existing ownership in OTIC). Consideration % and multiples are based on the net purchase price.

TCO
TRUST COMPANY of the OZARKS

Key Transaction Assumptions

• **Cost savings:**	15%
• **One-time merger related cost:**	~$700,000
• **Operations:**	OTIC will be merged into SFNC
• **System conversion:**	End of 2015

TCO
TRUST COMPANY of the OZARKS

Trust Company of the Ozarks
Company Overview

- Over $1 billion in AUM (16% CAGR since 2007) and over 1,300 clients
- Established in 1998
- Headquartered in Springfield, Missouri
- Experienced staff with more than 200 combined years of experience
- One of the region's strongest and soundest trust and investment management firms
- Operates under a state non-depository trust charter
- Returns have consistently exceeded benchmarks
- Relationship focus drives new business and AUM growth
- The only independent trust company in Missouri outside of St. Louis or Kansas City

TCO: Assets Under Management Growth



$1,200
$1,000
$800
$600
$400
$200
$0
CAGR 16%
$495
$660
$694
$797
$926
$1,029
2009
2010
2011
2012
2013
2014

Dollars in 000's

TCO
TRUST COMPANY
of the OZARKS

TCO: Income Statement

	2010	2011	2012	2013	2014	CAGR 2010-2014
Revenue	$3,585	$4,104	$4,676	$5,278	$5,884	13.2%
Operating Expenses	2,815	3,137	3,456	3,644	4,039	9.4%
Operating Income	770	967	1,220	1,634	1,845	24.4%
Other Income	21	64	11	10	16	
Income Before Income Taxes	791	1,031	1,231	1,644	1,861	23.8%
Income Taxes	297	385	467	620	680	
Net Income	**$494**	**$646**	**$764**	**$1,024**	**$1,181**	**24.4%**
Operating Margin %	***21.5%***	***23.6%***	***26.1%***	***31.0%***	***31.4%***	
Net Income Margin %	***13.8%***	***15.7%***	***16.3%***	***19.4%***	***20.1%***	

Dollars in 000's

TCO

TRUST COMPANY of the OZARKS

TCO: Clients and Products

- Almost 90% of new business referrals in 2014 were from attorneys, CPAs, insurance professionals and current clients
- Products include investment management, trust services, personal representatives (executor of wills) and custodial services.
- Services:
  - ❖ Investment Management
  - ❖ Revocable Trusts
  - ❖ Irrevocable Trusts
  - ❖ IRA rollover or Transfers
  - ❖ Custody
  - ❖ Personal Representative
  - ❖ Successor Trustee

Strategic Rationale

(1) **Cultural Fit.** Simmons understands the importance of cultural fit with any acquisition. Through the due diligence process, Simmons found TCO's culture to be very compatible to that of its own. TCO is conservatively managed, yet has achieved impressive AUM growth since 2007.

(2) **Strong Relationship Between TCO and Liberty Bank.** Gary Metzger, Chairman & CEO of the former Liberty Bank, served on the TCO board of directors since its inception in 1998. Moreover, Jay Burchfield, TCO Chairman, served as an Advisory Director of Liberty Bancshares, Inc. The respective staffs of TCO and the former Liberty Bank have a strong, long-standing relationship.

(3) **Market Expansion.** Simmons has identified TCO as a high priority acquisition opportunity following the acquisition of Liberty Bank. Simmons believes the acquisition of TCO will provide the needed trust and investment management scale for its increased footprint in Southwest Missouri. TCO is the only independent trust company in Missouri outside of St. Louis or Kansas City. With total AUM of approximately $1 billion, TCO will increase total AUM of Simmons First Trust Company by almost 25%.

(4) **"Sticky" Clients and Assets.** TCO has made customer service a focus of its business, which has created a loyal client base. Generally speaking, trust services and AUM do not transfer easily. Moreover, it is hard to replicate TCO's client service trust and investment management model. TCO's team has established long-term relationships with all of TCO's key customers.

(5) **Strong Experienced Team.** TCO's team has over 200 years of combined experience. TCO's Senior Management has excellent community relationships. The team has consistently matched or outperformed industry benchmarks. TCO's team has expressed optimism in being able to grow the business further and take advantage of Simmons' platform.

(6) **Reputable Branch Name.** TCO is among the region's most reputable trust companies and is well-known throughout Southwest Missouri.


TCO
TRUST COMPANY
of the OZARKS

Acquisition Summary

- Pro forma assets under management of $4.5 billion
  - *$1B TCO and $3.5B Simmons*
- Strategic acquisition of trust business in Southwest Missouri
- Accretive to earnings
- Integration experience and retention of management/staff assures low execution risk
- Extensive due diligence process

SFNC: Revenue Opportunities

	Simmons Bank	Delta Trust	First State	Liberty Bancshares, Inc
Credit Cards	✔			
Trust\Wealth Mgmt.	✔	✔		✔ TCO
Investments	✔	✔		
Agriculture Lending	✔			
Equipment Finance	✔			
Insurance (P&C)		✔	✔	
Consumer Finance			✔	
SBA Lending			✔	✔

- **None of our accretion estimates include the potential benefits of expanding these business lines**

SFNC: Company Profile


Kansas
Missouri
Arkansas
Tennessee

- Ticker: **SFNC**
- **Since 1903**
- **$8 Billion** Total Assets
- **4 State Footprint**
- **$1.4 Billion** Market Cap
- **History of strong asset quality**
- **Top 50 Agriculture Lender in the Country** (1)
- **Top 50 SBA Lender in the Country** (2)
- **Excellent non-interest income** (non-banking business units)

(1) Source: American Bankers Association's list of the Top 100 Farm Lenders Ranked by Dollar Volume (includes First State and Liberty Bank)
(2) Source: US Small Business Administration's list of the Top 100 SBA Lenders Ranked by Dollar Volume for Fiscal Year 2014 (includes First State and Liberty Bank)

SFNC: Company Footprint



Trust Company of the Ozarks Customer Footprint
Salina
Topeka
Kansas City
Overland Park
Olathe
Sedalia
St Louis
Jefferson City
MO
KS
Wichita
Missouri
Joplin
Springfield
Poplar Bluff
Sikeston
Louisville
Evansville
Frankfort
Kentuc
KY
Osage
Oklahoma
Rogers
Fayetteville
Jonesboro
Union City
Clarksville
Nashville
Oklahoma City
OK
Ft. Smith
Memphis
Jackson
Tennessee
TN
Knoxville
Little Rock
Huntsville
Chattanoo
Arkansas
AR
Hot Springs
Pine Bluff
Wichita Falls
Atlanta
GA
Birmingham
AL
MS
El Dorado
Lake Village
Fort Worth
Irving
Indianapolis

SFNC: A Proven Acquirer and Integrator



First Savings Bank of Arkansas
July 26, 1991
Financial Centers: 2
Savers Savings Bank of Arkansas
September 20, 1991
Financial Centers: 2
Dumas Bancshares, Inc.
March 31, 1995
Dumas State Bank
American Bancshares of Arkansas, Inc.
December 9, 1998
American State Bank
Lincoln Bankshares Inc.
Bank of Lincoln
NBC Bank Corp
National Bank of Commerce
Alliance Bancorporation, Inc.
March 19, 2004
Alliance Bank
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Bank of Little Rock
October 31, 2005
Financial Centers: 1
Truman Bank
September 14, 2012
Truman Bank
Excel Bank
October 19, 2012
Excel
TCO
Liberty
Delta Trust
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
First America Savings Bank
December 7, 1990
Financial Centers: 3
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
Dermott State Bank Bancshares, Inc.
Dermott State Bank
First Financial Banc Corporation
July 17, 2000
First Bank of Arkansas
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
Heartland Community Bank Bancshares, Inc.
Financial Centers: 1
Union Planters Corporation
November 21, 2003
Financial Centers: 9
Southwest Community Bank
May 14, 2010
Southwest Community Bank
Security Savings Bank
Security Savings Bank
October 15, 2010
Metropolitan National Bank
November 25, 2013
Metropolitan National Bank
First State
February 27, 2015

M&A since 1990:

- 11 Whole bank acquisitions
- 5 Bank branch deals (total of 20 branches)
- 1 Bankruptcy (363) acquisition
- 4 FDIC failed bank acquisitions
- 4 RTC failed thrift acquisitions

Timeline for Conversion and Integration

2014

Mar:	✓ Convert MNB, integrate 35 branches and close 27 branches
Apr:	✓ Regulatory filings *(Charter Consolidation & Delta Trust)*
May:	✓ Convert 3 legacy charters *(SFB-NEA, SFB-Searcy, & SFB-Hot Springs)*
Jun:	✓ Regulatory approval *(Delta Trust)*
Jul:	✓ Regulatory filings *(First State & Liberty)*
	✓ File S-4 *(Delta Trust)*
	✓ File S-4's *(Combined – First State and Liberty Bank)*
Aug:	✓ Close on Delta Trust *(Delta Trust Shareholder meeting)*
	✓ Convert remaining 3 legacy charters *(Russellville, El Dorado, & Lake Village)*
Oct:	✓ Delta Trust conversion
Nov:	✓ Shareholder meetings *(SFNC, First State & Liberty)*

2015

Feb:	✓ Close on First State Bank (Community First)
	✓ Close on Liberty Bank
Apr:	✓ Convert Liberty Bank
Aug:	Close on Trust Company of the Ozarks
Sep:	Convert First State Bank
Dec:	Convert and integrate Trust Company of the Ozarks

SFNC: 1 Year Total Shareholder Return

(Dividends + Stock Appreciation)

4/1/14 – 3/31/15



SFNC +24.6%
SNL U.S. Bank Index +3.9%
30
25
20
15
10
5
0
-5
-10
Total Return (%)
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
SFNC
SNL U.S. Bank

Simmons First National Corporation

Source: SNL Financial

SFNC: Long-term Shareholder Return

(Dividends + Stock Appreciation)

Pre-economic downturn 12/31/07 – 3/31/15


SFNC +110.2%
SNL U.S. Bank Index -1.3%
Total Return (%)
150
100
50
0
-50
-100
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
SFNC
SNL U.S. Bank

SFNC: Investment Profile

Market Data as of 3/31/15	SFNC
Stock Price	$45.47
52 week price range	$34.62 - $46.38
Common Shares Outstanding	29.8 million
Market Capitalization	$1.4 billion
% Institutional Ownership	~28%
% Index Ownership	~9%
Valuation & Per Share Data	
Price / LTM EPS	17.8x
Price / 2015 EPS (1)	14.6x
Price / 2016 EPS (1)	13.3x
Price / Tangible Book	2.2x

(1) based upon analyst consensus as of March 31, 2015 (2015: $3.11 and 2016: $3.41)

Simmons First National Corporation

NASDAQ-GS: SFNC

Acquisition of

Ozark Trust and Investment Corporation (OTIC)
and its wholly owned subsidiary -- Trust Company of the Ozarks (TCO)

April 29, 2015